SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

For the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”)

                  Effective September 30, 2013, the prospectuses are revised to reflect the following changes:

Christian Chan and Kandarp Acharya are the portfolio managers of the Fund. The following biographical descriptions replace the Portfolio Manager biographies listed for the Fund under the section entitled “The Sub-Adviser and Portfolio Managers”:

Kandarp Acharya         Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Christian Chan             Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager.  Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

The sections entitled “Principal Investment Strategies” for the Fund are amended as follows:

Current language	Replacement language effective 9/30/13

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors.

In the sections entitled “Principal Investment Strategies” for the Fund, the following sentence is added to the end of the first paragraph:

“We seek to achieve the Fund’s investment objective by allocating up to 75% of its assets in equity securities and up to 55% of its assets in fixed income securities.”

The section entitled “Portfolio Asset Allocation” is replaced with the following:

The following table provides the Fund's neutral allocations and target allocation ranges.

Investment Style	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	60%	45-75%
Fixed Income Styles	40%	25-55%

August 16, 2013                                                                                                 AFR083/P501CSP